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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  NOVEMBER 13, 1996
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                        VECTOR AEROMOTIVE CORPORATION
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            (Exact name of registrant as specified in its charter)


         NEVADA                      0-17303                    33-0254334
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(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)               File Number)            Identification No.)


             7601 CENTURION PARKWAY, JACKSONVILLE, FLORIDA  32256
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                   (Address of principal executive offices)


Registrant's telephone number, including area code    (904) 645-0505
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        (Former name or former address, if changed since last report)
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ITEM 5.         OTHER EVENTS

        On November 13, 1996, the registrant issued the attached press release.





                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VECTOR AEROMOTIVE CORPORATION



Date:  November 13, 1996                        By:  /s/ D. Peter Rose
                                                     --------------------------
                                                     D. Peter Rose, President















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                             [VECTOR LETTERHEAD]






              VECTOR MANAGEMENT WORKING TO SECURE NEW FINANCING



JACKSONVILLE, FL., November 13, 1996 - Vector Aeromotive Corporation (NASDAQ OTC
VCAR) confirmed today that management is seeking additional investment to restore its operating capability. In a related move, Vector laid off all of its employees on Saturday November 9, 1996, following an unsuccessful attempt to secure immediate financing. The company still hopes to secure new investment and is in further discussion with its majority stockholder, V'Power Corporation and other interested parties. In the event that these negotiations fail, it will be forced to permanently suspend all operations.



CONTACT

Vector Aeromotive Corporation
(904) 645 - 0505
D. Peter Rose